                        C&D CHARTER POWER SYSTEMS, INC.
                      PENSION PLAN FOR SALARIED EMPLOYEES
                       (AS AMENDED AND RESTATED EFFECTIVE
                         JANUARY 1, 1989) - AMENDMENT 1


Article I, Section 1.20 is amended by the addition of the following after the first paragraph thereof:

     The term Employee shall include an individual described above who is employed by Ratelco Electronics Inc. on and after July 1, 1994.

Article I, Section 1.19(a) is amended by the addition of the following:

     In the case of an Employee employed by Ratelco Electronics Inc., Eligibility Service shall commence on the later of November 2, 1992 or the Employee's date of hire.

Article I, Section 1.16(a) is amended by the addition of the following:

     Credited Service for an Employee of Ratelco Electronics, Inc. shall commence on the later of July 1, 1994 or the Employee's date of hire.

Article II, Section 2.1(b) shall be amended by the addition of the following:

     An Employee employed by Ratelco Electronics Inc. shall become a Member on the date such Employee satisfies the requirements of the preceding sentence but not earlier than July 1, 1994.



                                                 C&D CHARTER POWER SYSTEMS, INC.



                                                 By: /s/ Alfred Weber
                                                     ---------------------------



                                                 By: /s/ Stephen E. Markert, Jr.
                                                     ---------------------------



Date:           12/20/95
     ------------------------------

                         C&D CHARTER POWER SYSTEMS INC.
                      PENSION PLAN FOR SALARIED EMPLOYEES
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1989)
                                  AMENDMENT 2



Article I, Section 1.20 is amended by the addition of the following:

     "The term Employee shall include an individual described above who is employed by International Power Systems, Inc. on and after March 30, 1994 or who is employed by CalPacific Power Systems, Inc. on and after July 1, 1994."

Article I, Section 1.19(a) is amended by the addition of the following:

     "In the case of an Employee employed by International Power Systems, Inc., Eligibility Service shall commence on the later of March 30, 1994 or such Employee's date of hire and in the case of an Employee employed by CalPacific Power Systems, Inc., Eligibility Service shall commence on the later of July 1, 1994 or the Employee's date of hire."

Article I, Section 1.16(a) is amended by the addition of the following:

     "Credited Service for an Employee of International Power Systems, Inc. shall commence on the later of March 30, 1994 or the Employee's date of hire and for Employees of CalPacific Power Systems, Inc. Credited Service shall commence on the later of July 1, 1994 or such Employee's date of hire."



                                                 C&D CHARTER POWER SYSTEMS, INC.



                                                 By: /s/ Alfred Weber
                                                    ----------------------------



                                                 By: /s/ Stephen E. Markert, Jr.
                                                    ----------------------------



Date:           12/20/95
     --------------------------------